UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 30, 2021

INDEPENDENCE HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-32244	58-1407235
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

96 Cummings Point Road, Stamford, Connecticut		06902
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (203) 358-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	IHC	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) if the Exchange Act.  ☐

Item 7.01.Regulation FD Disclosure.

On August 30, 2021, IHC issued a news release announcing the receipt of an offer to take IHC private, a copy of which is attached as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits:

Exhibit 99.1	News Release of Independence Holding Company dated August 30, 2021: Independence Holding Company Receives Preliminary Non-Binding Going-Private Offer.
Exhibit 104	Cover Page Interactive Data File ( embedded within the Inline XBRL document)

Forward-looking Statements

Certain statements and information contained in this current report on Form 8-K may be considered “forward-looking statements,” within the meaning of the federal securities laws such as statements relating to management's views with respect to future events and financial performance. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “continue,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “shall,” “would” other words of similar meaning, derivations of such words and the use of future dates. Such forward-looking statements are predictions and are subject to risks, uncertainties and other factors that could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements.  Potential risks and uncertainties include, but are not limited to, economic conditions in the markets in which IHC operates, new federal or state governmental regulation, IHC’s ability to effectively operate, integrate and leverage any past or future strategic acquisition, and other factors which can be found in IHC’s other news releases and filings with the Securities and Exchange Commission. IHC expressly disclaims any duty to update its forward-looking statements unless required by applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INDEPENDENCE HOLDING COMPANY
(Registrant)

By: Colleen P. Maggi /s/ Colleen P. Maggi Colleen P. Maggi Corporate Vice President and Chief Financial Officer	Date:	August 30, 2021

EXHIBIT 99.1

INDEPENDENCE HOLDING COMPANY	CONTACT: Loan Nisser
96 CUMMINGS POINT ROAD	(646) 509-2107
STAMFORD, CONNECTICUT 06902	www.IHCGroup.com
NYSE: IHC

NEWS RELEASE

INDEPENDENCE HOLDING COMPANY RECEIVES PRELIMINARY NON-BINDING

GOING-PRIVATE OFFER

Stamford, Connecticut, August 30, 2021. Independence Holding Company (NYSE:IHC) today announced that its Board of Directors received a preliminary, non-binding offer from Geneve Holdings, Inc., which through its wholly-owned subsidiaries (collectively, “Geneve”) hold an aggregate of approximately 62.5% of the issued and outstanding shares of common stock of the Company (the “Common Stock”), to acquire all of the outstanding shares of Common Stock that are not already beneficially owned by Geneve in a going-private transaction (the “Transaction”).  Geneve’s proposed purchase price is $50 per share, payable in cash.  The offer letter delivered by Geneve to the Board of Directors is publicly available in the Schedule 13D amendment filed today by Geneve with the Securities and Exchange Commission.

The Board of Directors of the Company formed a Special Committee of independent directors to consider the proposal and to review, evaluate, negotiate and approve or disapprove the proposal and alternatives.  The consummation of the Transaction is conditioned upon the approval of the Transaction by the Special Committee and by the stockholders of the Company that hold in the aggregate a majority of the outstanding shares of Common Stock that are not held by Geneve and its affiliates and related parties.  The consummation of the Transaction is also conditioned upon the consummation of the pending sales of Independence American Holdings Corp. and Standard Security Life Insurance Company of New York.

No decision has yet been made with respect to the Company's response to the proposal or any alternatives thereto. The Board of Directors of the Company cautions that it has only received a proposal, which does not constitute an offer or proposal capable of acceptance and may be withdrawn at any time and in any manner. There can be no assurance that any definitive offer will be made, that any agreement will be executed or that the transaction proposed in the proposal or any other transaction will be approved or completed.

The Company is not obligated to disclose any further developments or updates on the progress of the proposed transaction until either the Company enters into a definitive agreement or the Special Committee determines no such transaction will be approved.

About Independence Holding Company

Independence Holding Company (NYSE: IHC), through our current subsidiaries, underwrites and distributes health, group disability and life, New York State DBL and paid family leave, and pet insurance. IHC underwrites policies in all 50 states, Washington D.C., Puerto Rico and the U.S. Virgin Islands through our three carriers: Independence American Insurance Company, Standard Security Life Insurance Company of New York (“Standard Security Life”) and Madison National Life Insurance Company, Inc. (“Madison National Life”). We also distribute products nationally through multiple channels, including our agencies, call centers, advisors, direct and affinity relationships, Web Broker, and web properties, including www.healthedeals.com; www.healthinsurance.org; www.medicareresources.org;

www.petplace.com; and www.inxscloud.com. As previously announced, IHC has entered into stock purchase agreements to sell all of the issued and outstanding capital stock of Standard Security Life, Madison National Life and Independence American Holdings Corp., which includes Independence American Insurance Company and the remaining assets of IHC’s pet business, each subject to regulatory approval. To learn more, visit https://ihcgroup.com/.

Forward-looking Statements

Certain statements and information contained in this release may be considered “forward-looking statements,” such as statements relating to management's views with respect to future events and financial performance.  Forward –looking statements can be identified by words such as “anticipates,” “intends,” “plans.” “believes,” “estimates,” “expects” and similar references to future periods.  Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements.  Potential risks and uncertainties include, but are not limited to, those relating to whether any definitive offer will be made, whether the definitive offer will be accepted and approved, whether any agreement will be executed, or whether this or any other transaction will be consummated.  Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes, including, but not limited to, economic conditions in the markets in which IHC operates, new federal or state governmental regulation, IHC’s ability to effectively operate, integrate and leverage any past or future strategic acquisition, and other factors which can be found in IHC’s other news releases and filings with the Securities and Exchange Commission. Forward-looking statements in this press release speak only as of the date on which it is made.  IHC expressly disclaims any duty to publicly update its forward-looking statements in this press release or with respect to the announcements described herein, unless required by applicable law.